Exhibit 99.1

                                                    LEASE INVESTMENT FLIGHT TRUST
                                                  ASSET BACKED NOTES, SERIES 2001-1
                                                    MONTHLY REPORT TO NOTEHOLDERS
                                          All amounts in US dollars unless otherwise stated

Payment Date                              15th of each month
Convention                                Modified Following Business Day

Current Payment Date                              May 15, 2002
Current Calculation Date                          May 9, 2002


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1. Account Activity Summary between Calculation Dates
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                                                         Prior                                                           Balance on
                                                       Balance                Deposits            Withdrawals      Calculation Date

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Expense Account                                   4,490,137.75              867,050.24            (637,799.99)         4,719,388.00
Collection Account                               94,125,287.17           11,888,159.86         (11,180,115.74)        94,833,331.29
Lessee Funded Account                            11,154,565.16              120,576.17                      -         11,275,141.33
Class A Contingent Collateral Account             3,062,553.04                4,575.41                      -          3,067,128.45
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Total                                           112,832,543.12           12,880,361.68         (11,817,915.73)       113,894,989.07
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2. Analysis of Expenses Account Activity
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Opening Balance on Previous Calculation Date                                                                           4,490,137.75
Transfer from Collection Account on Previous Payment Date                                                                867,050.24
Interim Transfer from (to) Collection Account                                                                                     -
Payments on Previous Payment Date                                                                                       (401,239.59)
Interim Payments                                                                                                        (236,560.40)
Other                                                                                                                             -
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Balance on Current Calculation Date                                                                                    4,719,388.00
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3. Analysis of Collection Account Activity
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Opening Balance on Previous Calculation Date                                                                          94,125,287.17
Collections during Period
 - lease rentals                                                                                                      10,334,515.08
 - maintenance reserves                                                                                                1,342,689.40
 - other                                                                                                                  54,828.57
 - interest income                                                                                                       156,126.81
Drawings under Credit or Liquidity Enhancement Facilities                                                                         -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                                            -
Transfer to Expense Account on Previous Payment Date                                                                    (867,050.24)
Net Swap Receipts (Payments) on Previous Payment Date                                                                 (3,987,542.83)
Net Transfers from (to) Lessee Funded Accounts                                                                          (116,328.57)
Aggregate Note Payments on Previous Payment Date                                                                      (6,209,194.10)
Interim Transfer from (to) Expense Account                                                                                        -
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Balance on Current Calculation Date                                                                                   94,833,331.29
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Net Transfers pursuant to Section 3.07 of the Trust Indenture                                                                     -
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Available Collections                                                                                                 94,833,331.29
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 3. Analysis of Collection Account Activity (Continued)
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Analysis of Current Payment Date Distributions

(i)        Required Expense Amount                                                                                       350,507.70
(ii)       (a)  Class A Interest                                                                                       1,990,132.15
           (b)  Swap Payments other than subordinated swap payments                                                    3,890,310.28
(iii)      Repayment of Senior Eligible Credit Facilities                                                                         -
(iv)       First Collection Account top-up                                                                            33,000,000.00
(v)        Class A Minimum principal payment                                                                             800,572.39
(vi)       Class B Interest                                                                                              621,055.73
(vii)      Repayment of Mezzanine Eligible Credit Facilities                                                                      -
(viii)     Second Collection account top-up                                                                           20,000,000.00
(ix)       Class B Minimum principal payment                                                                             146,996.13
(x)        Class C Interest                                                                                              714,430.00
(xi)       Repayment of Junior Eligible Credit Facilities                                                                         -
(xii)      Third Collection Account top-up                                                                            19,000,000.00
(xiii)     Class C Minimum principal payment                                                                                      -
(xiv)      Class D Interest                                                                                              279,250.00
(xv)       Repayment of Subordinate Eligible Credit Facilities                                                                    -
(xvi)      Fourth Collection Account top-up                                                                           11,000,000.00
(xvii)     Class D Minimum principal payment                                                                                      -
(xviii)    Expense Accrual                                                                                               970,167.57
(xix)      Additional and Step-up Interest
           (a)  Additional Interest                                                                                               -
           (b)  Maturity Step-up Interest                                                                                         -
           (c)  Registration Step-up Interest                                                                                     -
(xx)       Class A Scheduled principal                                                                                 2,069,909.34
(xxi)      Class B Scheduled principal                                                                                            -
(xxii)     Class C Scheduled principal                                                                                            -
(xxiii)    Class D Scheduled principal                                                                                            -
(xxiv)     Reimbursement of Beneficial Interest Cure Payments                                                                     -
(xxv)      Expense Account for Modification Accruals and Refinancing Payments                                                     -
(xxvi)     Class A Outstanding Principal Balance                                                                                  -
(xxvii)    Class B Outstanding Principal Balance                                                                                  -
(xxviii)   Class C Outstanding Principal Balance                                                                                  -
(xxix)     Class D Outstanding Principal Balance                                                                                  -
(xxx)      Subordinated Swap Payments                                                                                             -
(xxxi)     Additional Servicing Obligations                                                                                       -
(xxxii)    Remainder to Beneficial Interest                                                                                       -


Analysis of Liquidity Reserve Amount

First Collection Account Top-up                                          33,000,000.00
Second Collection Account Top-up                                         20,000,000.00
Third Collection Account Top-up                                          19,000,000.00
Fourth Collection Account Top-up                                         11,000,000.00
                                                               ------------------------
  Total Liquidity Reserve Amount                                         83,000,000.00                               (83,000,000.00)

             Total Payments with respect to Payment Date
                                                                                                              ----------------------
             less Collection Account Top Ups (iv), (viii), (xii), and (xvi) above                                     11,833,331.29
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4. Payments on the Notes by Subclass
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                                                                              Subclass               Subclass              Subclass
(a) Floating Rate Notes                                                            A-1                    A-2                   A-3
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Applicable LIBOR                                                              1.86000%               1.86000%              1.86000%
Applicable Margin                                                             0.39000%               0.43000%              0.43000%
Applicable Interest Rate                                                      2.25000%               2.29000%              2.29000%
Actual Number of Days                                                               30                     30                    30
Interest Amount Paid                                                        750,000.00             496,166.67            743,965.48
Additional Interest Paid                                                             -                      -                     -
Maturity Step-up Interest Amount Paid                                                -                      -                     -
Registration Step-up Interest Amount Paid                                            -                      -                     -
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Total Interest Paid                                                         750,000.00             496,166.67            743,965.48
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Expected Final Payment Date                                              July 15, 2003          July 15, 2004       August 15, 2010
Excess Amortization Date                                                 July 15, 2003          July 15, 2004         July 15, 2001

Original Balance                                                        400,000,000.00         260,000,000.00        425,000,000.00
Opening Outstanding Principal Balance                                   400,000,000.00         260,000,000.00        389,850,905.37
Total Principal Distribution Amount                                                  -                      -          2,870,481.73
Redemption Amount:
  Amount allocable to principal                                                      -                      -                     -
  Amount allocable to premium                                                        -                      -                     -
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Closing Outstanding Principal Balance                                   400,000,000.00         260,000,000.00        386,980,423.64
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                                                                              Subclass               Subclass              Subclass
(a) Floating Rate Notes (Continued)                                                B-1                    C-1                   D-1
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Applicable LIBOR                                                              1.86000%               1.86000%              1.86000%
Applicable Margin                                                             1.12000%               2.12000%              2.00000%
Applicable Interest Rate                                                      2.98000%               3.98000%              3.86000%
Number of Days                                                                      30                     30                    30
Interest Amount Payable                                                     144,196.75             228,850.00            112,583.33
Additional Interest Paid                                                             -                      -                     -
Registration Step-up Interest Amount Paid                                            -                      -                     -
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Total Interest Paid                                                         144,196.75             228,850.00            112,583.33
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Expected Final Payment Date                                               May 15, 2018           May 15, 2018          May 15, 2018
Excess Amortization Date                                                 July 15, 2001           May 15, 2018       August 15, 2010

Original Balance                                                         60,000,000.00          69,000,000.00         35,000,000.00
Opening Outstanding Principal Balance                                    58,065,806.03          69,000,000.00         35,000,000.00
Total Principal Distribution Amount                                          61,676.71                      -                     -
Redemption Amount:
 Amount allocable to principal                                                       -                      -                     -
 Amount allocable to premium                                                         -                      -                     -
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Closing Outstanding Principal Balance                                    58,004,129.32          69,000,000.00         35,000,000.00
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4. Payments on the Notes by Subclass (Continued)
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                                                                              Subclass               Subclass              Subclass
(b) Fixed Rate Notes                                                               B-2                    C-2                   D-2
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Applicable Interest Rate                                                      7.12400%               8.09300%              8.00000%
Number of Days                                                                      30                     30                    30
Interest Amount Payable                                                     476,858.98             485,580.00            166,666.67
Additional Interest Paid                                                             -                      -                     -
Registration Step-up Interest Amount Paid                                            -                      -                     -
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Total Interest Paid                                                         476,858.98             485,580.00            166,666.67
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Expected Final Payment Date                                               May 15, 2018           May 15, 2018          May 15, 2018
Excess Amortization Date                                                 July 15, 2001           May 15, 2018       August 15, 2010

Original Balance                                                         83,000,000.00          72,000,000.00         25,000,000.00
Opening Outstanding Principal Balance                                    80,324,364.99          72,000,000.00         25,000,000.00
Total Principal Distribution Amount                                          85,319.42                      -                     -
Redemption Amount:
 Amount allocable to principal                                                       -                      -                     -
 Amount allocable to premium                                                         -                      -                     -
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Closing Outstanding Principal Balance                                    80,239,045.57          72,000,000.00         25,000,000.00
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5. Floating Rate Note information for next Interest Accrual Period
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Next Payment Date                                                        June 17, 2002
Next Calculation Date                                                    June 11, 2002
Reference Date                                                            May 13, 2002

                                                                              Subclass               Subclass              Subclass
                                                                                   A-1                    A-2                   A-3
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Applicable LIBOR                                                              1.84000%               1.84000%              1.84000%
Applicable Margin                                                             0.39000%               0.43000%              0.43000%
Applicable Interest Rate                                                      2.23000%               2.27000%              2.27000%

                                                                              Subclass               Subclass              Subclass
                                                                                   B-1                    C-1                   D-1
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Applicable LIBOR                                                              1.84000%               1.84000%              1.84000%
Applicable Margin                                                             1.12000%               2.12000%              2.00000%
Applicable Interest Rate                                                      2.96000%               3.96000%              3.84000%

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6. Payments per $100,000 Initial Outstanding Principal Balance of Notes
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                                                                              Subclass               Subclass              Subclass
(a) Floating Rate Notes                                                            A-1                    A-2                   A-3
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Opening Outstanding Principal Balance                                       100,000.00             100,000.00             91,729.62
Total Principal Payments                                                             -                      -                675.40
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Closing Outstanding Principal Balance                                       100,000.00             100,000.00             91,054.22

Total Interest                                                                  187.50                 190.83                175.05
Total Premium                                                                        -                      -                     -
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                                                                              Subclass               Subclass              Subclass
(a) Floating Rate Notes                                                            B-1                    C-1                   D-1
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Opening Outstanding Principal Balance                                        96,776.34             100,000.00            100,000.00
Total Principal Payments                                                        102.79                      -                     -
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Closing Outstanding Principal Balance                                        96,673.55             100,000.00            100,000.00

Total Interest                                                                  240.33                 331.67                321.67
Total Premium                                                                        -                      -                     -
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                                                                              Subclass               Subclass              Subclass
(b) Fixed Rate Notes                                                               B-2                    C-2                   D-2
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Opening Outstanding Principal Balance                                        96,776.34             100,000.00            100,000.00
Total Principal Payments                                                        102.79                      -                     -
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Closing Outstanding Principal Balance                                        96,673.55             100,000.00            100,000.00

Total Interest                                                                  574.53                 674.42                666.67
Total Premium                                                                        -                      -                     -
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